          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 24, 1997
                                            REGISTRATION NO. 333-______________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              ---------------------

                             QUALCOMM INCORPORATED
             (Exact name of Registrant as specified in its charter)

                              ---------------------

            Delaware                                     95-3685934
 (State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                  Identification Number)

6455 Lusk Boulevard, San Diego, CA                          92121
(Address of principal executive offices)                  (Zip code)


                              ---------------------

                             1991 STOCK OPTION PLAN
                            (Full title of the plan)

                              ---------------------

                             Steven R. Altman, Esq
                             Senior Vice President
                              and General Counsel
                             QUALCOMM Incorporated
                              6455 Lusk Boulevard
                              San Diego, CA 92121
                    (Name and address of agent for service)

                                 (619) 587-1121
         (Telephone number, including area code, of agent for service)

                              ---------------------

                                   Copies to:

                            Frederick T. Muto, Esq.
                              Thomas A. Coll, Esq.
                               COOLEY GODWARD LLP
                        4365 Executive Drive, Suite 1100
                              San Diego, CA 92121
                                 (619) 550-6000

                              ---------------------

                         CALCULATION OF REGISTRATION FEE
===============================================================================================================================
                                                               PROPOSED MAXIMUM         PROPOSED MAXIMUM
 TITLE OF SECURITIES                       AMOUNT TO            OFFERING PRICE              AGGREGATE              AMOUNT OF
  TO BE REGISTERED                       BE REGISTERED          PER SHARE (1)          OFFERING PRICE (2)      REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Stock ($.0001 par value)            5,400,000             $44.56-54.00            $275,804,803.50          $83,577.21
===============================================================================================================================

  (1) Estimated solely for the purpose of calculating the amount of the registration fee. The price per share and aggregate offering price are based upon (a) the actual exercise price for shares subject to options previously granted under the Registrant's 1991 Stock Option Plan; and (b) the average of the high and low price of the Registrant's Common Stock on July 18, 1997, as reported by NASDAQ for shares subject to options to be granted under the 1991 Stock Option Plan. The following chart shows the calculation of the registration fee.


=============================================================================================================================
              Type of                                          Number of               Offering Price            Aggregate
              Shares                                             Shares                  Per Share             Offering Price
-----------------------------------------------------------------------------------------------------------------------------
 Shares subject to outstanding stock options                1,324,130 shares             $44.56-54.00          $62,596,043.80
 Shares issuable under options available for grant          4,075,870 shares                   $52.31         $213,208,759.70
=============================================================================================================================

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                      REGISTRATION STATEMENTS ON FORM S-8

         The contents of Registration Statement on Form S-8 No. 33-46343 filed with the Securities and Exchange Commission on March 12, 1992, Registration Statement on Form S-8 No. 33-78158 filed with the Securities and Exchange Commission on April 26, 1994 and Registration Statement on Form S-8 No. 333-2754 filed with the Securities and Exchange Commission on March 25, 1996 are incorporated by reference herein.


ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER

4.1      Amended and Restated Certificate of Incorporation of Registrant.(1)

4.2      By-laws of Registrant, as amended.(2)

5.1      Opinion of Cooley Godward LLP.

23.1     Consent of Price Waterhouse LLP.

23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1     Power of Attorney is contained on the signature pages.

99.1     1991 Stock Option Plan, as amended.

_____

(1) Filed as an exhibit to the Registration Statement on Form S-3 (No. 33-62724), or amendments thereto, and incorporated herein by reference.

(2) Filed as an exhibit to the Registration Statement on Form S-1 (No. 33-42782), or amendments thereto, and incorporated herein by reference.

                                   SIGNATURES


THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on July 24, 1997.


                                            QUALCOMM INCORPORATED




                                            By:  /s/ Irwin M. Jacobs
                                                     Irwin M. Jacobs
                                                     Chief Executive Officer and
                                                     Chairman of the Board

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Irwin M. Jacobs and Harvey P. White, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                 TITLE                                  DATE
---------                                                 -----                                  ----
 /s/ Irwin M. Jacobs                        Chief Executive Officer and                 July 24, 1997
---------------------------------           Chairman of the Board
   Irwin M. Jacobs                          (Principal Executive Officer)


 /s/ Andrew J. Viterbi                      Vice Chairman of the Board                  July 24, 1997
---------------------------------
   Andrew J. Viterbi


 /s/ Harvey P. White                        President and Director                      July 24, 1997
---------------------------------
   Harvey P. White

 /s/ Anthony S. Thornley                    Senior Vice President and Chief             July 24, 1997
---------------------------------           Financial Officer
   Anthony S. Thornley                      (Principal Financial and Accounting
                                            Officer)


 /s/ Richard C. Atkinson                    Director                                    July 24, 1997
---------------------------------
   Richard C. Atkinson


 /s/ Adelia A. Coffman                      Director                                    July 24, 1997
---------------------------------
   Adelia A. Coffman


 /s/ Neil Kadisha                           Director                                    July 24, 1997
---------------------------------
   Neil Kadisha


 /s/ Robert E. Kahn                         Director                                    July 24, 1997
---------------------------------
   Robert E. Kahn


 /s/ Jerome S. Katzin                       Director                                    July 24, 1997
---------------------------------
   Jerome S. Katzin


 /s/ Duane A. Nelles                        Director                                    July 24, 1997
---------------------------------
   Duane A. Nelles


 /s/ Peter M. Sacerdote                     Director                                    July 24, 1997
---------------------------------
   Peter M. Sacerdote


 /s/ Frank Savage                           Director                                    July 24, 1997
---------------------------------
   Frank Savage


 /s/ Brent Scowcroft                        Director                                    July 24, 1997
---------------------------------
   Brent Scowcroft


 /s/ Marc I. Stern                          Director                                    July 24, 1997
---------------------------------
   Marc I. Stern

                                 EXHIBIT INDEX

                                                                                            SEQUENTIAL
EXHIBIT NO.                           DESCRIPTION                                             PAGE NO.
----------                            -----------                                             -------
4.1              Registrant's Restated Certificate of Incorporation,
                 as amended.(1)

4.2              Registrant's Amended By-laws.(2)

5.1              Opinion of Cooley Godward LLP.

23.1             Consent of Price Waterhouse LLP.

23.2             Consent of Cooley Godward LLP.
                 Reference is made to Exhibit 5.1.

24.1             Power of Attorney.  Reference is made to page 4.

99.1             1991 Stock Option Plan, as amended.

__________________________

(1) Filed as an exhibit to the Registration Statement on Form S-3 (No. 33-62724), or amendments thereto, and incorporated herein by reference.

(2) Filed as an exhibit to the Registration Statement on Form S-1 (No. 33-42782), or amendments thereto, and incorporated herein by reference.